Exhibit 99.1

Kempharm Management Presentation June 16, 2015

Cautionary Note Regarding Presentation Information This presentation contains forward-looking statements, including statements about our plans to develop and commercialize our product candidates, our planned clinical trials for KP201/APAP and our other prodrug product candidates, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, including expectations about our ability to use the 505(b)(2) pathway and expedited FDA review, the clinical utility of our product candidates and our intellectual property position. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. These and other risks concerning our business are described in additional detail in our Registration Statement on Form S-1 (Registration No. 333-202660) declared effective April 15, 2015, and our other Periodic and Current Reports filed with the Securities and Exchange Commission. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Any information in this presentation provided by IMS Health Incorporated (IMS) is an estimate derived from the use of information under license from the following IMS Health information service: IMS National Sales Perspectives and NPA Audits, in each case, for the period of January 2011 to September 2014. IMS expressly reserves all rights, including rights of copying, distribution and republication. 2

KemPharm Overview • Specialty pharmaceutical company discovering and developing novel prodrugs • Leverage LAT Platform Technology to improve the attributes of approved drugs in large markets o 505(b)(2) pathway reduces risk and expense o Composition-of-matter patent protection • KP201/APAP has the potential to be the first FDA approved abuse-deterrent IR hydrocodone/APAP product (NDA submission in 2H 2015) o IR hydrocodone is the highest prescribed opioid in the U.S. • Pipeline of product candidates in pain, ADHD and other CNS disorders 3

Management Team Travis C. Mickle, PhD President and CEO Gordon K. Johnson COO and CFO Tracy M. Woody CCO Sven Guenther, PhD EVP of R&D Christopher M. Lauderback, PhD VP of Commercial Operations Christal M.M. Mickle, MA VP of Operations and Product Development New RIVER PHARMACEUTICALS WRHAMBRECT+CO Deutsche Bank Kidder, Peabody Credit Suisse First Boston UP john Next waveTM Pharmaceuticals Greer Allergy Alza Pfizer Shire New River Pharmaceuticals Sigma-tau Shire New River Pharmaceuticals New River Pharmaceuticals 4

Ligand Activated Therapy (LAT) Platform Technology


LAT
LAT
LAT
Approved Drug with Sub-Optimal Properties
Ligand
Prodrug with Improved Attributes
Cleaved Drug through Human Metabolic Process

1) Select FDA-approved and widely prescribed drug for improvement
2) Chemically modify using a ligand to create a prodrug
   - Ligands – GRAS or demonstrated to be safe
   - Prodrugs generate composition-based patents
3) Following ingestion, normal human metabolic processes cleave the ligand and release the active drug

- Proprietary to KemPharm and is **applicable across therapeutic areas**
- Amenable to **both immediate and extended release formulations**

5

Pipeline of Multiple Product Candidates

Selected KemPharm Prodrug Product Candidates			
Indication / Parent Drug	**Product Candidate**	**Development Status**	**Key Milestone**
Pain			
Hydrocodone (IR)	KP201/APAP	Clinical Trials	NDA Filing – 2H 2015
Hydromorphone (ER)	KP511/ER	Preclinical	Human POC Data – 2016
Oxycodone (ER)	KP606/ER	Preclinical	Human POC Data – 2017
ADHD			
Methylphenidate (controlled release)	KP415	Preclinical	Human POC Data – 2016
Multiple CNS Disorders			
Quetiapine	KP303	Preclinical	Preclinical Development

Multiple Other Compounds in Pre-Discovery Stage

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Advancing Opioid Abuse-Deterrent Technology No Tamper Resistance Traditional Opioids Many Formulation- Crushing or Physical Based Abuse-Deterrent Extraction Manipulation Opioids KemPharm’s Molecular Neutralization Crushing or Physical Chemical Based Abuse-Deterrent Extraction and/or Manipulation Hydrolysis Technology Isolation Number and complexity of steps required to access abusable opioids High Tamper Resistance 7

Opioid Abuse-Deterrent Landscape

	KemPharm Prodrugs	OxyContin	TARGINIQ	EMBEDA	Hysingla
Parent Drug	Multiple IR/ER Opioids	ER Oxycodone	ER Oxycodone	ER Morphine	ER Hydrocodone
Resists Physical Tampering	✓✓✓	✓	✓	✓	✓
Resists Non-Oral Abuse	✓✓✓	✓	✓	✓	✓
Molecular-Based Deterrence	✓	X	X	X	X
Prevents Common Solvent Extraction	✓	X	X	X	X
Potentially Prevents Oral Abuse	✓	X	X	X	X

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KP201/APAP Overview Treatment of Acute Moderate to Moderately Severe Pain 9

KP201/APAP Product Features Prodrug composed of hydrocodone and a generally regarded as safe (GRAS) ligand Molecular-Based Abuse-Deterrent Technology Composition-of-Matter Patent Protection Until 2031 No Generic Equivalent Product (Benzhydrocodone) Convenient Dosing Successfully completed bioequivalence trial in humans Planned NDA submission in 2H 2015 with priority review anticipated 10

Bioequivalence Study KP201.102 (KP201/APAP vs. Norco®)

Hydrocodone/Hydromorphone



1×7.5/325 mg Norco (HC)
1×6.67/325 mg KP201/APAP (HC)
1×7.5/325 mg Norco (HM)
1×6.67/325 mg KP201/APAP (HM)
Hydrocodone Concentration [pg/mL]
Hydromorphone Concentration [pg/mL]
Time [hours]
20,000
15,000
10,000
5,000
0
500
450
400
350
300
250
200
150
100
50
0
0
4
8
12
16
20
24

	C_{max}	AUC_{0-t}	AUC_{inf}	T_{max}
Hydrocodone	87%	94%	94%	102%
Hydromorphone	92%	100%	90%	120%

Note: HC refers to hydrocodone.
HM refers to hydromorphone, the active metabolite of hydrocodone.

Acetaminophen



1×7.5/325 mg Norco
1×6.67/325 mg KP201/APAP
APAP Concentration [µg/mL]
Time [hours]
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
4
8
12
16
20
24

	C_{max}	AUC_{0-t}	AUC_{inf}	T_{max}
APAP	92%	102%	99%	98%

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FDA Meeting Minutes At the End of Phase 1 Meeting on November 15, 2012, KemPharm asked: “Because KP201 lacks opioid antagonist activity, and based on the first Phase 1 trial, we believe that if the remaining pharmacokinetic studies demonstrate bioequivalence of KP201/Acetaminophen tablets to the RLD, no additional efficacy studies will be required. Does the Agency agree?” FDA responded, “Yes…efficacy studies will not be required….” At the End of Phase 2 Meeting on October 31, 2013, KemPharm asked: “The analysis of KP201.102 (Norco® Bioequivalence Study) showed KP201 is bioequivalent to Norco® with respect to hydrocodone, hydromorphone, and acetaminophen. Does the Agency agree?” FDA responded, “We agree.” FDA, Division of Analgesia and Analgesic Products, Official Preliminary Responses from EOP1 Meeting on November 15, 2012, and Official Preliminary Responses from EOP2 Meeting on October 31, 2013. 12

Large Market Opportunity • Hydrocodone is associated with more drug abuse and diversion than any other licit or illicit opioid(1) • IR hydrocodone in combination with acetaminophen is the most frequently prescribed opioid in the U.S.(2) o IR hydrocodone/APAP products accounted for 127.4 million prescriptions in the U.S. in 2013(2) o Assuming 14 days therapy prescribed and QID dosing, 127.4 million prescriptions translates into over 7 billion tablets per year (1) DEA website. (2) IMS Health Incorporated. 13

The Epidemic of Hydrocodone Abuse in the United States • IR hydrocodone causes the most emergency department visits among Rx opioids • No approved IR hydrocodone product has abuse-deterrent labeling Note: ED refers to emergency department. Rajdeep Gill, Pharm.D. Outpatient Drug Utilization Patterns For Selected Opioid Analgesics in the U.S., Years 2007-2011. FDA Slides for the December 7, 2012 Meeting of the Anesthetic and Analgesic Drug Products Advisory Committee. FDA US food and Drug Administration Protecting and Promoting Public Health www.fda.gov national Estimates of AIIMA ED Visits by drug Formulation: Dawn 2004-2010 120,000 100,000 80,000 60,000 40,000 20,000 0 2004 2005 2006 2007 2008 2009 2010 Hydrocodone (IR-C) Oxycodone (IR-C) OXYcodone (ER-s) Source: DAWN 2004-2010; Samhsa 14

KP201/APAP Tamper Resistant Properties – In Vitro Studies

- Extraction of API (KP201) only yields inactive prodrug
- Hydrocodone not released through:
  - Physical manipulation (e.g., grinding)
  - Common solvent extraction (e.g., "alcohol dose dumping", "cold water extraction")
- KP201 is chemically stable under commonly applied "extraction methods"
- Hydrolysis under very harsh conditions is not practical
  - KP201 partially hydrolyzes under highly basic/acidic conditions
  - Poor solubility in blood, water and other solvents render it unsuitable for IV administration

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KP201 Solvent Hydrolysis Studies Preliminary results suggest that KP201 remains intact and does not hydrolyze or break down into its components in commonly available solvents % Release of Hydrocodone Solvent Ambient Temperature At Boiling Point 0.5 hours 1 hour 4 hours 0.5 hours 1 hour 4 hours Water 0 0 0 0 0 0 Ethanol 0 0 0 0 0 0 Methanol 0 0 0 0 0 0 Acetone 0 0 0 0 0 0 Ethyl acetate 0 0 0 0 0 0 Toluene 0 0 0 0 0 0 Xylene 0 0 0 0 0 0 Tetrahydrofuran 0 0 0 0 0 0 Methy ethyl ketone 0 0 0 0 0 0 Octane 0 0 0 0 0 0 Petrol ether 0 0 0 0 0 0 16

KP201 Abuse-Deterrent Properties in Rat Studies Intranasal Intravenous 500 4,000 HC·BT (2.0 mg/kg HC eq.) HC·BT (25.5 mg/kg HC eq.) KP201 (2.0 mg/kg HC eq.) KP201 (0.2 mg/kg HC eq.) 400 [ng/mL] [ng/mL] 3,000 300 2,000 Concentration 200 Concentration 1,000 Hydrocodone 100 Hydrocodone 0 0 0.0 0.2 0.4 0.6 0.8 1.0 0.0 0.2 0.4 0.6 0.8 1.0 Time [hours] Time [hours] Note: HC·BT refers to hydrocodone bitartrate. 17

Recently Completed KP201.A01 Human Abuse Liability Trial • Oral Human Abuse Liability Trial o Compared the drug likability, exposure levels and safety of KP201/APAP compared to Norco after oral administration o Single-center, randomized, double-blind, active- and placebo-controlled crossover trial (62 subjects completed the study) • Positive data announced on June 11, 2015 o Lower exposure to hydrocodone at the highest dose levels o Lower incidence of hypoxia across the same dosage levels, suggestive of the potential for improved safety o Liking data was similar at each equivalent dose level, as expected 18

Hydrocodone PK Curves 250000 KP201/APAP (HC, 4 Tablets) KP201/APAP (HC, 8 Tablets) KP201/APAP (HC, 12 Tablets) 200000 Norco® (HC, 4 Tablets) [pg/mL] Norco® (HC, 8 Tablets) Norco® (HC, 12 Tablets) Concentration 150000 100000 50000 0 0 0.5 1 1.5 2 2.5 3 Time [hours] 19

Incidence of Hypoxia by Treatment 4 Tablets 8 Tablets 12 Tablets 0 Tablets KP201/ ® KP201/ ® KP201/ ® Treatment Norco Norco Norco Placebo APAP APAP APAP N 64 65 65 65 65 67 Hypoxia (N) 1 1 3 9 13 21 1 (%) (1.6%) (1.5%) (4.6%) (13.8%) (20.0%) (31.3%) (1/5%) 20

LS Mean (SE) of Drug Liking Scores: Emax 100 90 80 Score 70 VAS 60 50 Placebo KP201/APAP 40 Norco® 30 20 10 0 High Dose Medium Dose Low Dose Placebo 21

Ongoing Human Abuse Liability and PK Trials

- Intranasal Human Abuse Liability Trial
  - Assesses the drug likability, exposure levels and safety of KP201/APAP compared to Norco after crushing and intranasal administration
  - Single-center, randomized, double-blind trial (n=40)
  - Data in 3Q 2015
- Intranasal KP201 (API) PK Trial
  - Assesses the drug exposure levels of KP201 (API) compared to hydrocodone bitartrate after intranasal administration
  - Single-center, randomized, double-blind trial (n=24)
  - Data in 3Q 2015

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KP201/APAP Potential Abuse-Deterrent Label Claims

- The FDA outlines 3 types of studies that may translate into 4 categories of label claims
- KemPharm's abuse liability program is consistent with the FDA Guidance:
  - Extraction/hydrolysis study
  - Oral abuse liability trial (with pharmacokinetics)
  - Intranasal abuse liability trial (with pharmacokinetics)
- KP201/APAP will be compared with Norco® in all studies
- Studies will be completed before filing of NDA
- If data is positive, label may include claims for up to 3 categories at approval

FDA Guidance

FDA is committed to retaining a flexible, adaptive approach to evaluating potentially abuse-deterrent opioid drug products. In some cases, data from all three categories or "tiers" of studies noted below may not be necessary. In most cases, however, in order to obtain a full and scientifically rigorous understanding of the impact of a technology or technologies on a product's abuse potential, data from each of the following three categories of premarketing

1. Laboratory manipulation and extraction studies (Category 1)
2. Pharmacokinetic studies (Category 2)
3. Clinical abuse potential studies (Category 3)

The results of Category 1 studies influence the design of Category 2 pharmacokinetic studies, and the results of Category 2 studies influence the need for Category 3 studies of human abuse potential and the designs and goals of these studies.

There are four general categories of claims available to describe the potential abuse-deterrent properties of a product. Depending on product and study data, a combination of categories can be included in the label claims. The FDA Guidance lists the following <u>theoretical</u> examples:

- Category 1: In vitro data demonstrate the product has physical and chemical properties that are expected to deter intravenous abuse.[1]
- Category 1 and 2: In vitro data demonstrate that the product has physical and chemical properties that are expected to deter oral, nasal and intravenous abuse.[1]
- Category 2 and 3: Pharmacokinetic and clinical abuse potential studies indicate that the product has properties that are expected to deter abuse via the oral, intranasal and intravenous routes.[1]
- Category 4: Data demonstrated a reduction in the abuse of the product in the community[1]

[1] Abuse of the product is still possible by other routes

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KP201/APAP Commercial Strategy KemPharm has many potential avenues to commercialize KP201/APAP, including but not limited to, a collaboration or establishing a specialist U.S. sales force Collaboration Specialist U.S. Sales Force • Potential global / U.S.-based • Specialist sales force targeting deal targeting large prescriber pain thought leaders, pain base, including primary care management specialists and physicians high prescribing health care professionals • Utilize contract sales force(s) • License international commercial rights to one or more collaborators 24

Federal and State Legislative Support of Abuse-Deterrence • The problem of opioid abuse significantly impacts the federal and state governments o Rising crime o Healthcare costs o Increase utilization of government services • There are numerous bills introduced aimed at dealing with prescription abuse o STOPP Act (Stop the Tampering of Prescription Pills) o Other bills call for epidemiological studies, aim to create a common definition of AD, or force payers to cover AD drugs • Number of states having introduced bills has increased dramatically 25

State Legislative Initiatives


WA
OR
CA
NV
ID
MT
WY
UT**
CO**
AZ
NM*
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN**
AL
OH
WV*
GA
FL
SC
NC
VA*
PA
NY
ME
NH*
VT
MA
RI
CT
NJ
DE
MD
To be filed
Introduced
Passed by one or both Houses
Passed & signed by Gov.
Enacted into law

* Bill would require a study of AD inclusion on formularies

** Bill has been converted or deferred to a study

Source: Presentation by Dan Cohen, CBI's Abuse Deterrent Formulations Conference, May 19-20, 2015, "Working with Policymakers and Payers to Improve the Incentives for ADFs" and company data.

26

KP201/APAP Milestones Human Bioequivalence Preclinical Abuse Deterrence / Tamper Resistance Oral Human Abuse Liability Trial Intranasal Human Abuse Liability Trial 3Q 2015 Intranasal PK Trial 3Q 2015 NDA Submission 2H 2015 NDA Approval (with priority review) As Early As Mid-2016 DEA Scheduling and Product Launch As Early As 2017 27

KP511/ER Overview Treatment of Moderate to Severe Pain 28

KP511/ER Product Overview • KP511/ER is an ER formulation of KP511, a prodrug of hydromorphone • IR bioequivalent release of hydromorphone demonstrated in rats • Potential valuable properties based on preclinical data o Significantly reduced IN and IV bioavailability (abuse deterrence) o Highly tamper resistant o Limited oral bioavailability at high doses (overdose protection) • Composition-based patent expires in 2032 • Potential for POC data in 2016 and utilization of the 505(b)(2) regulatory pathway 29

KP511/ER Reduced Abuse Potential Intranasal PK Curves Intravenous PK Curves 1,200 HM (compiled) 60 HM KP511 (compiled) KP511 [ng/mL] 1,000 [ng/mL] 50 800 40 Concentration 600 Concentration 30 400 20 Hydromorphone 200 Hydromorphone 10 0 0 0 0.2 0.4 0.6 0.8 1 0 0.5 1 1.5 2 Time [h] Time [h] • 2.0 mg/kg (hydromorphone eq.) • 0.2 mg/kg (hydromorphone eq.) • Average data from 2 studies (N=10) • 1 study (N=5) • %-AUC = 25% • %-AUC = 5% • %-Cmax = 22% • %-Cmax = 6% Note: HM refers to hydromorphone hydrochloride. Studies conducted in rats. 30

KP511/ER Potential Oral Overdose Protection AUC 3,500 HM·HCl extrapolated 3,000 HM·HCl (HM) KP511 (HM) HM] 2,500 [h×ng/mL 2,000 AUC 1,500 1,000 500 0 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 Dose [mg/kg HM] Note: HM refers to hydromorphone hydrochloride. Studies conducted in rats. 31

KP415 Overview Treatment for ADHD 32

KP415 Overview

- Prodrug of methylphenidate
- Branded formulations of methylphenidate (Concerta, Focalin and Ritalin) accounted for sales of $1.1 billion in 2014[1]
- Potential features and benefits
    - Controlled release methylphenidate
    - Reduced abuse potential
    - Suitable for more patient compliant dosage form
        - Highly water soluble
        - Oral thin film, orally dissolving tablet, liquid, chewable
- Potential for POC data in 2016

(1) Public filings.

33

KP415 Oral PK Profile in Rats Oral PK Curves 140%-t max MPH·HCl 100% 120 283% KP415 [ng/mL] 100 80 Concentration 60 Methylphenidate 40 20 0 0 1 2 3 4 Time [h] Note: MPH·HCI refers to methylphenidate hydrochloride. Studies conducted in rats. 34

KP415 Reduced Abuse Potential Intranasal PK Curves Intravenous PK Curves 2,500 350 MPH·HCl KP415 MPH·HCl KP415 300 2,000 [ng/mL] [ng/mL] 250 1,500 Concentration 200 Concentration 150 1,000 100 500 Methylphenidate Methylphenidate 50 0 0 0 0.2 0.4 0.6 0.8 1 0 0.5 1 1.5 2 Time [h] Time [h] %-AUC %-Cmax %-AUC %-Cmax KP415 7% 5% KP415 27% 25% Note: MPH·HCI refers to methylphenidate hydrochloride. Studies conducted in rats. 35

KemPharm Expected News Flow

Product	Event	Date
KP201/APAP	Intranasal Human Abuse Liability Trial – Clinical Results	3Q 2015
KP201 (API)	Intranasal PK Trial – Clinical Results	3Q 2015
KP201/APAP	NDA Submission	2H 2015
KP201/APAP	NDA Approval (Priority Review)	As Early As Mid-2016
KP201/APAP	DEA Scheduling and Product Launch	As Early As 2017
KP511/ER	Human POC	2016
KP415	Human POC	2016
KP606/ER	Human POC	2017

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1Q 2015 Update • Cash of $10.3 million as of March 31, 2015 • Net proceeds from IPO in April/May 2015 of $59.9 million, net of underwriting discounts and commissions • 1Q 2015 net loss was $6.0 million vs. $1.9 million for 1Q 2014 o Increase in net loss year-over-year primarily due to IPO expenses and KP201/APAP R&D • Also have $35 million of $60 million remaining on the Deerfield facility: o $10 million optionally available upon NDA acceptance o $25 million optionally available upon NDA approval 37 kempharm
For additional information please contact: Gordon K. “Rusty” Johnson rjohnson@kempharm.com 319-665-2575